COMMITMENTS	12 Months Ended
Dec. 31, 2012
COMMITMENTS
22.	COMMITMENTS

The Company’s commitments as of December 31, 2012 were as follows:

In millions of U.S dollars	Total	2013	2014	2015	2016	2017	Thereafter
Operating leases	277	71	46	36	27	24	73
Purchase obligations	521	414	67	40	—	—	—
of which:
Equipment purchase	175	175	—	—	—	—	—
Foundry purchase	127	127	—	—	—	—	—
Software, technology licenses and design	219	112	67	40	—	—	—
Other obligations	344	122	72	52	42	37	19

Total	1,142	607	185	128	69	61	92

As a consequence of the Company’s planned closures of certain of its manufacturing facilities, some of the contracts as reported above have been terminated. The termination fees for the sites still in operation have not been taken into account.

Operating leases are mainly related to building and equipment leases. The amount disclosed is composed of minimum payments for future leases from 2013 to 2017 and thereafter. The Company leases land, buildings, plants and equipment under operating leases that expire at various dates under non-cancellable lease agreements. Operating lease expense was $114 million for the year ended December 31, 2012 and $135 million for the years ended December 31, 2011 and 2010.

Purchase obligations are primarily comprised of purchase commitments for equipment, for outsourced foundry wafers and for software licenses.

Other obligations primarily relate to firm contractual commitments with respect to partnership and cooperation agreements.